EXHIBIT 10.42

WARRANT NO. 2000-P1

                                  ENTRADE INC.
                        WARRANT TO PURCHASE COMMON STOCK
                                 (No Par Value)

                                                               February 7, 2000

THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED OR QUALIFIED FOR SALE UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS REGISTERED PURSUANT TO THE ACT AND QUALIFIED UNDER APPLICABLE STATE LAW OR, IN THE OPINION OF COUNSEL TO ENTRADE INC., AN EXEMPTION THEREFROM IS AVAILABLE.


FOR VALUE RECEIVED, Braden Sutphin Ink Company (the "Holder") is entitled to purchase, subject to the provisions of this Warrant, from ENTRADE INC., a Pennsylvania corporation ("ENTRADE" or the "Company"), at a price of $37.75 per share (the "Exercise Price") of no par common stock of the Company ("Common Stock"), at any time from February 8, 2000 to the time of expiration of this Warrant at 5:00 p.m., Chicago, Illinois time, on the later of July 31, 2001, or the date three months after the effectiveness of a registration statement that registers the Common Stock deliverable upon exercise of this Warrant (the "Expiration Date"), up to 25,000 shares of Common Stock, and the Holder shall be governed and bound by all of the covenants, terms and conditions contained herein. The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for a share of Common Stock may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise and as adjusted from time to time are hereinafter sometimes referred to as "Warrant Shares", and the exercise price of a share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price".

1.       Vesting and  Exercise of Warrant.

                  (a) Notwithstanding anything in this Warrant to the contrary, Holder's right to exercise all or any portion of this Warrant shall be conditioned upon the number of members Holder engages to be members of printeralliance.com, a majority of which is owned by the Company. For each fifty
(50) new members who agree to become members of printeralliance.com based on Holder's referrals, the right to exercise 5,000 shares under this Warrant shall vest, up to a maximum of 25,000 shares.

                  (b) This Warrant, as to vested shares, may be exercised in whole or in part at any time after the First Exercise Date and on or before the Expiration Date of this Warrant, or if such day is a day on which banking institutions are authorized by law to close in Chicago, Illinois, then on the next succeeding business day, by presentation and surrender hereof to the

Company at its office at 500 Central Avenue, Northfield, Illinois, with the purchase form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of shares of Common Stock specified in such form. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder to purchase the balance of the Warrant Shares purchasable hereunder. Upon receipt by the Company at its office of this Warrant in proper form for exercise and the Exercise Price, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder.

                  (c) Notwithstanding the foregoing provision regarding payment of the Exercise Price, the Holder may elect to receive a reduced number of shares in lieu of tendering the Exercise price in cash ("Cashless Exercise"). In such case, the number of shares to be issued to the Holder shall be computed using the following formula:

                                   X =  Y(A-B)
                                        ------
                                           A

where: X = the number of shares to be issued to the Holder; Y= the number of shares to be exercised under this Warrant; A= the Market Value (defined below) of one share of Common Stock on the trading day immediately prior to the date that the purchase form annexed hereto is duly surrendered to the Company for full or partial exercise; and B = the Exercise Price.

The term "Market Value" means, for any security as of any date, the five-day average closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg Financial Markets or a comparable reporting service of national reputation selected by the Company and reasonably acceptable to the Holder if Bloomberg Financial Markets is not then reporting closing bid prices of such security (collectively, "Bloomberg"), or if the foregoing does not apply, the last reported sale price of such security in the over-the-counter market or the electronic bulletin board of such security as reported by Bloomberg, or, if no sale price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security that are reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Market Value cannot be calculated for such security on such date on any of the foregoing bases, the Market Value of such security on such date shall be the fair market value as reasonably determined by an investment banking firm selected by the Company and reasonably acceptable to the Holder with the costs of such appraisal to be borne by the Company.

The Company represents to the Holder that the Shares, when delivered pursuant to this Warrant against receipt of the Exercise Price by the Company, as provided herein, shall be validly issued and fully paid Shares of the Company, and will be free of any liens and encumbrances other than as a result of any actions by the Subscriber.

Upon valid exercise of this Warrant and delivery of payment therefor in accordance with the terms hereof, the Company shall, within three (3) days of exercise, cause to be issued to Holder certificates evidencing the Shares issuable upon such exercise.

         2.       Reservation of Shares, Fractional Shares.

                  (a) ENTRADE hereby agrees that at all times it shall reserve for issue and delivery upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issue and delivery upon exercise of this Warrant.

                  (b) No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon exercise hereof, ENTRADE shall pay to the Holder an amount in cash equal to such fraction multiplied by the then current Market Value calculated as set forth in Paragraph 1(b).

         3. Exchange, Assignment, or Loss of Warrant. This Warrant is exchangeable, without expense to the Holder, at the option of the Holder, upon presentation and surrender hereof to the ENTRADE for other Warrants of different denominations entitling the Holder hereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Any such exchange shall be made by surrender of this Warrant to ENTRADE or at the office of its agent, if any, with the assignment form annexed duly executed. Subject to compliance with the provisions of applicable law, ENTRADE, without charge to the Holder, shall execute and deliver a new Warrant in the name of any assignee named in such instrument or assignment, and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other Warrants which carry the same rights upon presentation hereof at the office of ENTRADE or at the office of its agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. The term "Warrant" as used herein includes any Warrants into which this Warrant may be divided or exchanged. Upon receipt by ENTRADE of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, ENTRADE will execute and deliver a new Warrant of like tenor and date.

         4. Rights of the Holder. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of ENTRADE. No provision of this Warrant, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the warrant purchase price or as a stockholder of ENTRADE, whether such liability is asserted by ENTRADE or by creditors of ENTRADE. The rights of the Holder are limited to those expressed in this Warrant and are not enforceable against ENTRADE except to the extent set forth herein.

         5. Stock Dividends; Reclassification, Reorganization, Anti-Dilution Provisions. This Warrant is subject to the following further provisions:






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

                  (a) In case, prior to the expiration of this Warrant by exercise or by its terms, ENTRADE shall issue any shares of Common Stock as a stock dividend to holders of Common Stock or subdivide the number of outstanding shares of Common Stock into a greater number of shares, then in either of such cases, the Exercise Price per share of the Warrant Shares purchasable pursuant to this Warrant in effect at the time of such action shall be proportionately reduced, and the number of Warrant Shares at that time purchasable pursuant to this Warrant shall be proportionately increased; and conversely, in the event ENTRADE shall contract the number of outstanding shares of Common Stock by combining such shares into a smaller number of shares, then, in such case, the Exercise Price per share of the Warrant Shares purchasable pursuant to this Warrant in effect at the time of such action shall be correspondingly increased, and the number of Warrant Shares at the time purchasable pursuant to this Warrant shall be correspondingly decreased. Any dividend paid or distributed upon the Common Stock in stock of any other class or securities convertible into shares of Common Stock shall be treated as a dividend paid in Common Stock to the extent that shares of Common Stock are issuable upon the conversion thereof.

                  (b) In case, prior to the expiration of this Warrant by exercise or by its terms, ENTRADE shall be recapitalized by reclassifying its Common Stock into stock with par value, or the Company or a successor corporation shall consolidate or merge with or convey all or substantially all of its or of any successor corporation's property and assets to any other corporation or corporations (any such corporation being included within the meaning of the term "successor corporation" in the event of any consolidation or merger of any such corporation with, or the sale of all or substantially all of the property of any such corporation to another corporation or corporations), in exchange for stock or securities of a successor corporation, the Holder of this Warrant shall thereafter have the right to purchase, upon the terms and conditions and during the time specified in this Warrant, in lieu of the Warrant Shares theretofore purchasable upon the exercise of this Warrant, the kind and number of shares of stock and other securities receivable upon such recapitalization or consolidation, merger or conveyance by a holder of the number of shares of Common Stock which the Holder of this Warrant might have purchased immediately prior to such recapitalization or consolidation, merger or conveyance.

                  (c) Upon the occurrence of each event requiring an adjustment of the Exercise Price and of the number of Warrant Shares purchasable pursuant to this Warrant in accordance with and as required by, the terms of subdivision
(a) of this Section 5, ENTRADE shall compute the adjusted Exercise Price and the adjusted number of Warrant Shares purchasable at such adjusted Exercise Price by reason of such event in accordance with the provisions of subdivision (a) and shall prepare an officer's certificate setting forth such adjusted Exercise Price and the adjusted number of Warrant Shares and showing in detail the facts upon which such conclusions are based. ENTRADE shall forthwith mail a copy of such certificate to each Holder of this Warrant at the Holder's address shown in the Company's Warrant Registry, and thereafter such certificate shall be conclusive and binding upon such Holder unless contested by such Holder by written notice to ENTRADE ten (10) days after receipt of the certificate.

                 (d)      In case:

                           (i) ENTRADE shall take a record of the holders of its
Common Stock for the purpose of entitling them to receive a dividend or any other distribution in respect of the Common Stock (including cash) pursuant to, without limitation, any spin-off, split-off or distribution of ENTRADE's assets; or

                           (ii)  ENTRADE  shall take a record of the  holders of
its Common Stock for the purpose of entitling them to subscribe for or purchase any shares of stock of any class or to receive any other rights; or

                           (iii) of a classification,  reclassification or other
reorganization of the capital stock of ENTRADE, consolidation or merger of ENTRADE with or into another corporation or conveyance of all or substantially all of the assets of ENTRADE; or

                           (iv) of the  voluntary  or  involuntary  dissolution,
liquidation or winding up of ENTRADE,

then, and in any such case, ENTRADE shall mail to the Holder of this Warrant at the Holder's address shown in ENTRADE's Warrant Registry a notice stating the date or expected date (the "Record Date") on which a record is to be taken for the purpose of such dividend, distribution or rights, on which such classification, reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up is to take place, as the case may be. Such notice shall then specify the date or expected date, if any is to be fixed, as of which holders of Common Stock of record shall be entitled to participate in said dividend, distribution or rights, or shall be entitled to exchange shares of Common Stock for securities or other property deliverable upon such liquidation or winding up, as the case may be. Such notice shall be provided at least fifteen (15) days prior to the Record Date.

                  (e) In case ENTRADE at any time while this Warrant shall remain unexpired and unexercised shall dissolve, liquidate or wind up its affairs, the Holder of this Warrant may receive, upon exercise hereof prior to the Record Date, in lieu of each share of Common Stock of ENTRADE which it would have been entitled to receive, the same number of any securities or assets as may be issuable, distributable or payable upon any such dissolution, liquidation or winding up with respect to each share of Common Stock of ENTRADE.

         6. Restriction on Transferability. (a) This Warrant and the shares of ENTRADE issuable upon the exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the "Act"). By acceptance hereof, the Holder covenants, agrees and represents that:

                           (i) This  Warrant  has been  acquired  for,  and such
shares, if acquired upon the exercise of this Warrant, shall be acquired for, investment and may not be sold, offered for sale, pledged, hypothecated or otherwise transferred, in the absence of an effective registration statement for such securities under the Act or an opinion of counsel reasonably satisfactory to ENTRADE to the effect that registration is not required under the Act, and the Holder has the capacity to protect his interests in connection with the purchase of this Warrant.

                           (ii)  The  Holder  has  had  the  opportunity  to ask
questions and receive answers from ENTRADE about ENTRADE's business and the purchase by him of these securities, and he has been given the opportunity to make any inquiries that he may desire of any personnel of ENTRADE concerning the proposed operation of ENTRADE and has been furnished with all of the information he has requested. No advertisement has been used in connection with the offer or sale of this Warrant to the Holder.

                           (iii) The  Holder  will not  offer,  sell,  transfer,
mortgage, assign or otherwise dispose of this Warrant or the shares of Common Stock issuable upon the exercise of this Warrant except pursuant to a registration statement under the Act and qualification under applicable state securities laws or pursuant to an opinion of counsel reasonably satisfactory to ENTRADE that such registration and qualification are not required, and that the transaction (if it involves a sale in the over-the-counter market or on a securities exchange) does not violate any provision of the Act. The Holder understands that a stop-transfer order will be placed on the books of ENTRADE respecting this Warrant and any certificates representing the shares of Common Stock issuable upon the exercise of this Warrant and that this Warrant and any such certificates shall bear a restrictive legend and a stop transfer order shall be placed with the transfer agent prohibiting any such transfer until such time as the securities represented by such certificates shall have been registered under the Act or shall have been transferred in accordance with an opinion of counsel reasonably satisfactory to ENTRADE that such registration is not required; and

                           (iv) The  Holder  understands  that he must  hold the
shares issuable upon the exercise of this Warrant indefinitely unless they are registered under the Act or an exemption from registration becomes available. Although ENTRADE files reports pursuant to the Securities Act of 1934 and accordingly makes available to the public the information required by Rule 144, nothing contained in this Warrant shall require ENTRADE to continue to make available to the public such information.

                  (b) Each certificate for the shares issued upon the exercise of the Warrant shall bear a legend in substantially the following form:

                           "The shares  represented by this Certificate have not
                  been registered under the Securities Act of 1933, as amended (the "Act") and may not be sold, offered for sale, pledged, hypothecated or otherwise transferred except pursuant to a registration statement under the Act or an exemption from registration under the Act or the rules and regulations thereunder."

                  7.       "Piggyback" Registration

                  (a) Basic Right. As long as the Company is a registrant under the Securities Act or the Exchange Act then, at any time during the period commencing the date hereof ("Issue Date") and ending two years after the Issue Date, if the Company proposes to register any of its equity securities under the Securities Act, other than in an offering on Form S-8 or Form S-4 or any successor form, it shall at least 10 days prior to the filing of such registration statement with the Securities and Exchange Commission (the
"Commission") give notice of its intention to do so to Holder. If Holder notifies the Company within 5 days of the date of the Company notice of filing a registration statement of Holder's desire to include any Warrant Shares in such proposed registration statement, the Company shall, subject to the provisions of 7(b) below, include the Shares designated by Stockholder in such registration statement. Anything in this subparagraph 7(a) to the contrary notwithstanding, the "piggyback" registration rights described herein shall be available for exercise by Holder on one occasion only and, after the exercise thereof in accordance with the provisions set forth herein, the Company shall be under no further obligation to give Holder the notice described in this subparagraph 7(a) to include any of the Warrant Shares in any subsequent registration statement.

                  (b) Withdrawal of Registration Statement . Notwithstanding the provisions of subparagraph 7(a) above, the Company shall at all times have the absolute right to elect not to file any proposed registration statement, or to withdraw the same after the filing but prior to the effective date thereof; in such event, the Holders rights under subparagraph 7(a) shall be reinstated. In addition, notwithstanding the provisions of subparagraph 7(a) above, the Company may exclude from such registration statement all or a portion of the Warrant Shares for which registration was requested by Holder if, in the written opinion of the Company's managing underwriter for any securities being sold by the Company and registered on the same registration statement as the Warrant Shares, if any, the inclusion of all or a portion of such Warrant Shares, when added to the securities being registered for sale by the Company, will exceed the maximum amount of the Company's securities which can be marketed (i) at a price reasonably related to their then current market value, or (ii) without otherwise materially and adversely affecting the entire offering. If less than all of the Warrant Shares requested for inclusion in said registration statement are to be excluded pursuant to the foregoing provision, (x) the Warrant Shares which are included shall be allocated among the selling stockholders thereunder on a pro rata basis, and (y) the Holders rights under subparagraph 7(a) shall be reinstated with respect to the Warrant Shares excluded from such registration statement.

         8. Registration on the Books of ENTRADE. ENTRADE shall keep, or cause to be kept, at its office at 500 Central Avenue, Northfield, Illinois, a register in which ENTRADE shall register this Warrant. No transfer of this Warrant shall be valid unless made at such office and noted on the warrant register upon satisfaction of all conditions for transfer. When presented for transfer or payment, this Warrant shall be accompanied by a written instrument or instruments of transfer or surrender, in form satisfactory to ENTRADE, duly executed by the registered Holder or by his duly authorized attorney. ENTRADE may deem and treat the registered Holder hereof as the absolute owner of this Warrant for all purposes, and ENTRADE shall not be affected by any notice to the contrary.

         9. Risk Factors Relating to the Shares. The Company has described several risk factors, as of the date hereof, relating to any investment in this Warrant or the Warrant Shares. A description of those risk factors is attached as Exhibit A hereto and by this reference is made incorporated herein.

         10. Accredited Investor Status. The Holder represents and warrants to the Company that the Holder is an "accredited investor" as defined in Rule 501
(a) of Regulation D Promulgated under the Securities Act of 1933, as amended, which definition is as follows:

                  (a) Certain banks, savings and loan institutions, broker-dealers, investment companies and other entities including an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 with total assets in excess of $5,000,000;

                  (b) Certain banks, savings and loan institutions, broker-dealers, investment companies and other entities including an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 with total assets in excess of $5,000,000;

                  (c) Any private business development company as defined in Section 202 (a) (22) of the Investment Advisers Act of 1940;

                  (d) Any organization described in Section 501 (c) (3) of the Internal Revenue Code, not formed for the specific purpose of acquiring the Units, with total assets in excess of $5,000,000;

                  (e) Any director, executive officer or general partner of the issuer of the securities being offered or sold, or any director, executive officer or general partner of a general partner of that issuer;

                  (f) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

                  (g) Any natural person who had an individual income in excess of $200,000 or, with that person's spouse a joint income in excess of $300,000 in each of the two most recent years and who reasonably expects an income in excess of $200,000, or $300,000 with that person's spouse, in the current year;

                  (h) Any trust with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Section 230.506
(b) (2) (ii) of Regulation D; or

                  (i) Any entity in which all of the equity owners are accredited investors under any of the paragraphs above.

         11. Governing Law. This Warrant has been executed and delivered in the State of Illinois and shall be construed in accordance with the internal laws of the State of Illinois, and not its conflict of laws provisions.



                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, ENTRADE has caused this Warrant to be executed by its duly authorized officer.


                                                  ENTRADE INC.

                                                  /s/Mark F. Santacrose
                                                  ---------------------------
                                                  By:      Mark F. Santacrose
                                                  Title:   President



Agreed to and accepted:

HOLDER:

Braden Sutphin Ink Company


______________________________
By:      _____________________
Title:   _____________________


Date:    _______________________

                                 ASSIGNMENT FORM




         FOR VALUE RECEIVED ______________________________________ hereby sells, assigns and transfers unto


Name_____________________________________________________________
                  (Please typewrite or print in block letters)


Address__________________________________________________________  the  right to purchase Common Stock, represented by this Warrant, to the extent of ______________ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint _____________________________ attorney, to transfer the same on the books of ENTRADE with full power of substitution in the premises.



                                        Signature__________________________


Date: __________________ , ____




THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED OR QUALIFIED FOR SALE UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS REGISTERED PURSUANT TO THE ACT AND QUALIFIED UNDER APPLICABLE STATE LAW OR, IN THE OPINION OF COUNSEL TO ENTRADE INC., AN EXEMPTION THEREFROM IS AVAILABLE.

                                  PURCHASE FORM





                                                  Dated _________________ , ____



         The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing __________ shares of Common Stock and hereby makes payment of $__________ in payment of the exercise price thereof.


                             -----------------------

                     INSTRUCTIONS FOR REGISTRATION OF STOCK


Name_____________________________________________________________
                  (Please typewrite or print in block letters)


Address__________________________________________________________


Social Security or other Taxpayer Identification Number__________


                                        Signature___________________________


THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED OR QUALIFIED FOR SALE UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS REGISTERED PURSUANT TO THE ACT AND QUALIFIED UNDER APPLICABLE STATE LAW OR, IN THE OPINION OF COUNSEL TO ENTRADE INC., AN EXEMPTION THEREFROM IS AVAILABLE.






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